                                                                    EXHIBIT 10.r


                             SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT dated as of June 30, 1993 by and among MARRIOTT CORPORATION (the "Creditor"), MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P. (the "Borrower") and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION (the "Lender").

         WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated February 7, 1990 (the "Existing Loan Agreement"), pursuant to which the Lender made a $128,000,000 loan to the Borrower;

         WHEREAS, the Borrower is in default of its obligations under the Existing Loan Agreement and the Lender and the Borrower are to restructure such obligations by amending and restating the Existing Loan Agreement pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Loan Agreement");

         WHEREAS, it is a condition to Lender's restructuring the Borrower's obligations under the Existing Loan Agreement pursuant to the Loan Agreement that the Borrower and the Creditor execute and deliver this Agreement;

         NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. Definitions. In addition to such other terms as are elsewhere
                   -----------
defined herein, as used in this Agreement the following terms shall have the following meanings:

        "Senior Debt" means any and all loans, advances, liabilities, debit
         -----------
balances, covenants and es at any time owed by the Borrower to the Lender, together with all interest (including all interest accruing after the commencement of any bankruptcy or similar proceeding in respect of the Borrower) fees, charges, expenses and attorney's fees for which the Borrower is now or hereafter becomes liable to pay to the Lender under any agreement or by law, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including without limitation,
(a) the Loan, (b) all principal and interest owing under any Note and (c) any and all other Loan Obligations.

        "Subordinated Debt" means any and all loans, advances, liabilities,
         -----------------
covenants and duties at any time owed by the Borrower to the Creditor (whether or not permitted under the terms of the Loan Agreement), together with all interest, fees, charges, expenses and attorney's fees for which the Borrower is now or hereafter becomes liable to pay to the Creditor under any agreement or by law, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including without limitation (a) all liabilities of the Borrower to the Creditor under the Line of Credit and Reimbursement Agreement and the Subordinated Note and (b) the Deferred Purchase Debt (as defined in the Memorandum).

        "Subordinated Note" means that certain Promissory Note dated the date
         -----------------
hereof executed and delivered by the Borrower to the Creditor and in the original principal amount of $13,000,000.00, made to evidence the Borrower's obligations to the Creditor under the Line of Credit and Reimbursement Agreement as contemplated by Section II.2 thereof, as such promissory note may be amended, supplement, restated or otherwise modified from time to time, and all notes or other instruments given in replacement or substitution thereof.

        Terms not otherwise defined herein are used herein as defined in the Loan Agreement.

        Section 2. Subordination. Except as otherwise permitted in Section 4
                   -------------
below, the Borrower shall not pay, and the Creditor shall not accept, any payment with respect to, or on account of, the Subordinated Debt until the full and final payment of all of the Senior Debt. Without limiting the generality of the foregoing, in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or the proceeds thereof to the creditors of the Borrower or upon any indebtedness of the Borrower, by reason of the liquidation, dissolution or other winding up of the Borrower or the Borrower's business, or in the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrower for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganization, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any of the Subordinated Debt shall be paid or delivered directly to the Lender for application to the Senior Debt (whether or not the same is then due) until all of the Senior Debt has been fully paid and discharged. The Creditor acknowledges that the Borrower granted to the Lender a Lien in substantially all of the assets of the Borrower and that any claim of the Creditor to any of the assets of the Borrower shall be, and is hereby made, subordinate and subject to the Lien of the Lender in the manner hereinafter set forth, whether the Lien of the Lender is perfected or not.

        Section 3. Warranties and Representations of the Borrower and the
                   ------------------------------------------------------
Creditor. The Borrower and the Creditor each hereby represents and warrants to
--------
the Lender that: (a) it has not relied nor will it rely on any representation or information of any nature made by or received from the Lender relative to the Borrower in deciding to execute this Agreement; (b) no part of the Subordinated Debt is currently evidenced by any instrument or writing except the Line of Credit and Reimbursement Agreement, the Subordinated

Note and that certain Promissory Note dated February 8, 1990 executed by the Borrower, payable to the order of the Creditor and in the original principal amount of $11,258,680.12 (the "Deferred Purchase Debt Note"); (c) the Creditor is the lawful owner and holder of all of the Subordinated Debt; (d) the Creditor has not assigned or transferred any of the Subordinated Debt, or any interest therein, to any Person; (e) the Creditor has not given any subordination in respect of the Subordinated Debt other than in favor of the Lender; (f) as of the date hereof, the aggregate principal amount, together with accrued interest thereon, owing under the Subordinated Note is $14,842,345.00, the aggregate principal amount, together with accrued interest thereon, owing under the Deferred Purchase Debt Note is $723,894.00 and there is no other amount of Subordinated Debt outstanding; (g) after giving effect to the waiver set forth below in Section 26, no default is in existence with respect to the Subordinated Debt and (h) none of the Subordinated Debt is secured by or entitled to the benefits of any Lien in any of the Borrower's or any other Person's property or a guaranty of any Person except the Borrower granted a lien to Marriott in the Investor Notes (as defined in the Memorandum) as security for the Deferred Purchase Debt Note, which lien secures only the Deferred Purchase Debt Note.

        Section 4. Permitted Payments on Subordinated Debt. Notwithstanding the
                   ---------------------------------------
provisions of Section 2 and 5 hereof, but subject to the other limitations of this Agreement, including without limitation, those set forth in the rest of this Section, the Borrower may make, and the Creditor may receive, payments in respect of (a) the Borrower's obligations to the Creditor under the Line of Credit and Reimbursement Agreement and the Subordinated Note solely out of Pari Passu Distributions paid to the Borrower and (b) the Deferred Purchase Debt (as defined in the Memorandum) solely out of payments received by the Borrower on the Investor Notes (as defined in the Memorandum). Notwithstanding the preceding sentence, the Borrower may not make, and the Creditor may not receive, any payments in respect of any of the Subordinated Debt upon the occurrence and during the continuance of an Event of Default.

        Section 5. Covenants. For so long as this Agreement is in effect: (a)
                   ---------
the Borrower shall not, directly or indirectly, grant a Lien, or assign or transfer any of its assets or properties, to the Creditor or any other Person to secure or satisfy all or any part of the Subordinated Debt; (b) the Creditor shall not demand, collect or accept from the Borrower or any other Person any payment (except as permitted under Section 4 above) or collateral on account of the Subordinated Debt or any part thereof, nor shall the Creditor commence any action or proceeding against the Borrower in any court or other tribunal, or otherwise take any actions whatsoever, to recover or attempt to recover, all or any part of the Subordinated Debt; (c) the Creditor shall not exchange, set off or otherwise discharge any part of the Subordinated Debt; (d) the Creditor shall not give any subordination in respect of the Subordinated Debt or transfer or assign any of the Subordinated Debt to any Person other than the Lender; (e) the Borrower will not issue any instrument, security or other writing evidencing any part of the Subordinated Debt, and the Creditor will not receive any such writing, except upon the prior written approval of the Lender or at the request of and in the manner requested by the Lender; (f) the

Borrower and the Creditor will not amend, alter or otherwise modify any of the terms of any instrument, agreement or document evidencing or relating to any of the Subordinated Debt, without the prior written consent of the Lender; (g) the Creditor will not commence or join with any other creditors of the Borrower in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Borrower; (h) neither the Borrower nor the Creditor otherwise shall take or permit any action prejudicial to or inconsistent with the Lender's priority position over the Creditor that is created by this Agreement and (i) the Creditor shall not take any Person's guaranty for any of the Subordinated Debt.

        Section 6. Turnover of Prohibited Transfers. If any payment,
                   --------------------------------
distribution or security or the proceeds thereof is received by the Creditor on account of or with respect to any of the Subordinated Debt which the Creditor was not entitled to receive because of the terms of this Agreement, the Creditor shall forthwith deliver same to the Lender in the form received (together with any endorsement or assignment necessary to effect a transfer of all rights therein to the Lender) for application to the Senior Debt, or at the Lender's option, the Creditor shall pay to the Lender the amount thereof on demand. The Lender is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered any such payment, distribution or security shall be held by the Creditor in trust for the Lender and shall not be commingled with other funds or property of the Creditor.

        Section 7. Authority to Act for the Creditor. For so long as this
                   ---------------------------------
Agreement remains in effect, the Lender shall have the right to act as the Creditor's attorney-in-fact for the purposes specified herein and to take any actions required by the Creditor hereunder and the Creditor hereby irrevocably appoints the Lender as the Creditor's true and lawful attorney, with full power of substitution, in the name of the Creditor or in the name of the Lender, for the use and benefit of the Lender, without notice to the Creditor, to perform the following acts, at the Lender's option, at any meeting of the creditors of the Borrower or in connection with any case or proceeding, whether voluntary or involuntary, for the distribution, division or application of the assets of the Borrower or the proceeds thereof, regardless of whether such case or proceeding is for the liquidation, dissolution, winding up of the affairs, reorganization or arrangement of the Borrower, or for the composition of the debts of the Borrower, in bankruptcy or in connection with a receivership, or under an assignment for the benefit of the creditors of the Borrower or otherwise: (a) to enforce claims comprising the Subordinated Debt, either in its own name or in the name of the Creditor, by proof of debt, proof of claim, suit or otherwise; and (b) to collect any assets of the Borrower distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Subordinated Debt and to apply the same, or the proceeds of any realization upon the same that the Lender in its discretion elects to effect, to the Senior Debt until all of the Senior Debt (including, without limitation, all interest accruing on the Senior Debt after commencement of any bankruptcy case) has been paid in full. The Creditor further grants to the Lender an irrevocable proxy to exercise any voting rights the Creditor may have with respect to the approval or disapproval of a plan of reorganization of the Borrower proposed by any Person or class of Persons in any bankruptcy or similar proceeding. In no event shall the Lender be liable to the Creditor for any failure to prove the Subordinated Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

        Section 8. Waivers. The Borrower and the Creditor each hereby waives
                   -------
any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Lender. To the fullest extent permitted by law, the Borrower and the Creditor each hereby further waives: (a) presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Debt or the Subordinated Debt to which the Borrower or the Creditor may be a party;
(b) the right to require the Lender to marshal any securities, or to enforce any Lien the Lender may now or hereafter have in any collateral securing the Senior Debt or to pursue any claim it may have against any guarantor of the Senior Debt, as a condition to the Lender's entitlement to receive any payment on account of the Subordinated Debt; (c) notice of the acceptance of this Agreement by the Lender; (d) notice of any loans made, extensions granted or other action taken in reliance hereon; and (e) all other demands and notices of every kind in connection with this Agreement, the Senior Debt or the Subordinated Debt except for demands and notices expressly required under this Agreement or under any instrument or document evidencing any of the Senior Debt or the Subordinated Debt. The Lender may, at any time and from time to time, without the consent of or notice to the Creditor and without incurring any responsibility or liability to the Creditor and without impairing or releasing the obligations of the Creditor hereunder: (i) change the manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt or any portion thereof; (ii) sell, exchange, release or otherwise deal with any collateral or any other property by whomsoever at any time pledged or mortgaged to secure, or however securing, the Senior Debt or any portion thereof; (iii) release any Person liable in any manner for the payment or collection of the Senior Debt or any portion thereof; (iv) exercise or refrain from exercising any rights against the Borrower and others; and (v) apply any sums by whomsoever paid or however realized to the Senior Debt or any portion thereof in any order as the Lender may determine.

        Section 9. Subrogation. Provided that all of the Senior Debt has been
                   -----------
indefeasibly paid and discharged in full, the Creditor shall be subrogated to the rights of the Lender to receive payments or distributions of cash, property or securities payable or distributable on account of the Senior Debt, to the extent of all payments and distributions paid over to or for the benefit of the Lender pursuant to this Agreement.

        Section 10. Statement of Account. The Borrower and the Creditor each
                    --------------------
agrees to render to the Lender from time to time upon the Lender's request therefor a written statement of the Borrower's obligations to the Creditor. The Borrower agrees to afford the Lender access to the books and records of the Borrower in order that the Lender may make a full examination of the state of accounts of the Borrower with the Creditor.

        Section 11. Validity of Subordinated Debt. The provisions of this
                    -----------------------------
Agreement subordinating the Subordinated Debt are solely for the purpose of defining the relative rights of the Lender and the Creditor and shall not impair, as between the Creditor and the Borrower, the obligation of the Borrower, which is unconditional and absolute, to pay the Subordinated Debt in accordance with its terms except as payment thereof may be postponed in accordance with this Agreement.

        Section 12. Indulgences Not Waivers. Neither the failure nor any delay
                    -----------------------
on the part of the Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

        Section 13. Duration. This Agreement shall constitute a continuing
                    --------
agreement of subordination, and shall remain in effect until all of the Senior Debt has been indefeasibly paid and discharged in full and all instruments and agreements at any time evidencing or securing the whole or any part of the Senior Debt have been terminated. The Lender may, without notice to the Creditor, extend or continue credit and make other financial accommodations to or for the account of the Borrower in reliance upon this Agreement.

        Section 14. Enforcement. At any time the Creditor fails to comply with
                    -----------
any provision of this Agreement that is applicable to the Creditor, the Lender may demand specific performance of this Agreement, whether or not the Borrower has complied with this Agreement, and may exercise any other remedy available at law or equity. Without limiting the generality of the foregoing, if the Creditor, in violation of this Agreement, shall institute or participate in any action, suit or proceeding against the Borrower, the Borrower may interpose as a defense or dilatory plea this Agreement and the Lender is irrevocably authorized to intervene and to interpose such defense or plea in the Borrower's name.

        Section 15. Lender's Duties Limited. The rights granted to the Lender
                    -----------------------
in this Agreement are solely for its protection and nothing herein contained imposes on the Lender any duties with respect to any property either of the Borrower or of the Creditor heretofore or hereafter received by the Lender beyond reasonable care in the custody and preservation of such property while in the Lender's possession. The Lender has no duty to preserve rights against prior parties on any instrument or chattel paper received from the Borrower as collateral security for the Senior Debt or any portion thereof.

        Section 16. Authority. The Borrower and the Creditor represent and
                    ---------
warrant that they have authority to enter into this Agreement and that the individual officers signing for each of the Borrower and the Creditor are authorized and directed to do so.

        Section 17. Adequate Assurances. Each of the Creditor and the Borrower
                    -------------------
agrees to execute any further documents or amendments and take such other actions as may be reasonably necessary to effect the purposes of this Agreement including the filing of any financing statements or other instruments in any applicable public records, all as directed by the Lender. The Creditor agrees that it shall cause to be added to each document evidencing the Subordinated Debt the following legend:

        "The rights and remedies of Marriott Corporation, and its successors and assigns, under this instrument are subject to the terms and conditions of that certain Subordination Agreement dated as of June 30, 1993, as amended from time to time, by and among Marriott Corporation, NationsBank of Georgia, National Association and Marriott Diversified American Hotels, L.P."

        Section 18. Jurisdiction. The Borrower and the Creditor each hereby
                    ------------
irrevocably consents and agrees that any legal action, suit, or proceeding arising out of or in any way in connection with this Agreement may be instituted or brought in the courts of the State of Georgia, in the County of Fulton, or the United States Courts for the Northern District of Georgia, as the Lender may elect, and by execution and delivery of this Agreement hereby irrevocably accepts and submits to generally and unconditionally, the non-exclusive jurisdiction of any such court, and to all proceedings in such courts. The Borrower and the Creditor each hereby waives any objection that it may now or hereafter have for the laying of venue in any of the aforesaid courts. The parties also consent that service of process in any such action or proceeding may be made upon any party by mailing a copy of the summons and the complaint to such party, by registered or certified mail, return receipt requested, at its address designated for notices under Section 19 of this Agreement. Nothing in this Agreement or elsewhere shall affect the Lender's right to serve process in any other manner permitted by law or limit the right of the Lender to bring actions, suits or proceedings in the courts of any other jurisdiction. In any action or proceeding relating to this Agreement, the parties mutually waive trial by jury, and the Borrower and the Creditor each waives (a) any claim for consequential or special damages, and (b) the right to assert therein any setoff against the amount of the Loan Obligations.

        Section 19. Notices. All notices, demands and other communications
                    -------
required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or on the second day after deposit in the United States mails, postage prepaid, addressed as set forth below:

        (a)   If to the Lender:    NationsBank of Georgia,

                                       National Association
                                       c/o AMRESCO Institutional, Inc.
                                       101 North Tryon Street, NC-l00l-13-20
                                       Charlotte, North Carolina 28255
                                       Attention Mark Cagley

        (b)  If to the Creditor:       Marriott Corporation
                                       Marriott Drive
                                       Washington, D.C. 20058
                                       Attention: Assistant General
                                                  Counsel Corporate Finance

        (c)  If to the Borrower:       Marriott Diversified American
                                       Hotels, L.P.
                                       10400 Fernwood Road
                                       Bethesda, Maryland 20058
                                       Attention: Assistant General
                                                  Counsel Corporate Finance

Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice, provided such change shall not be effective until actually received.

        Section 20. Entire Agreement; Amendment. This Agreement constitutes and
                    ---------------------------
expresses the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Lender, the Borrower and the Creditor.

        Section 21. Successors and Assigns. This Agreement shall inure to the
                    ----------------------
benefit of the Lender, its successors and assigns, and shall be binding upon both the Borrower and the Creditor and their respective heirs, executors, successors and assigns.

        Section 22. Defects Waived. This Agreement is effective notwithstanding
                    --------------
any defect in the validity or enforceability of any instrument or document at any time evidencing or securing the whole or any part of the Senior Debt.

        Section 23. Governing Law. This Agreement shall be governed by, and
                    -------------
construed in accordance with, the laws of the State of Georgia.

        Section 24. Severability. The provisions of this Agreement are
                    ------------
independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

        Section 25. Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall constitute an original but which together shall constitute one instrument.

        Section 26. Waiver of Deferred Purchase Debt Defaults. The Creditor
                    -----------------------------------------
hereby waives any and all defaults and events of default now existing under the Deferred Purchase Debt Note and any documents, instrument or agreement relating thereto, including without limitation, any such default or event of default arising out of or in any way relating to the Borrower's failure to comply with the terms thereof, any misrepresentation or breach of any representation or warranty contained therein.

                         [Signatures on Following Page]

        IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be signed, sealed and delivered as of the date first above written.

                                       MARRIOTT CORPORATION



                                       By: /s/ Matthew J. Hart
                                          --------------------------------------
                                          Name: Matthew J. Hart
                                                --------------------------------
                                          Title:  Senior Vice President
                                                --------------------------------

                                       MARRIOTT DIVERSIFIED AMERICAN
                                        HOTELS, L.P.

                                       By:    Marriott MDAH One Corporation,
                                               its General Partner


                                              By: /s/ Jeffrey P. Mayer
                                                 -------------------------------
                                                Name: Jeffrey P. Mayer
                                                     ---------------------------
                                                Title: Vice President
                                                      --------------------------


                   [Signatures Continued on Following Page.]

                [Signature Page to Subordination Agreement dated
                              as of June 30, 1993]

Accepted as of the date first
written above.

NATIONSBANK OF GEORGIA,
 NATIONAL ASSOCIATION

By:   AMRESCO-INSTITUTIONAL, INC.,
      a Delaware corporation, its authorized agent

By:  /s/ Mark S. Cagley
   ---------------------------------
   Name: Mark S. Cagley
        ----------------------------
   Title: Authorized Representative